UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of Earliest Event Reported): July 29, 2008

                                  BLUEFLY, INC.
                                  -------------
             (Exact Name of Registrant as Specified in its Charter)

           Delaware                   001-14498                 13-3612110
           --------                   ---------                 ----------
(State or Other Jurisdiction   (Commission File Number)      (I.R.S. Employer
      of Incorporation)                                   Identification Number)

                  42 West 39th Street, New York, New York 10018
                  ---------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

                                 (212) 944-8000
                                 --------------
              (Registrant's Telephone Number, Including Area Code)

                                 Not Applicable
                                 --------------
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

      (b). Effective July 29, 2008, Lawrence Zigerelli resigned as a member of the Board of Directors (the "Board") and the Option Plan/Compensation Committee (the "Compensation Committee") of Bluefly, Inc. (the "Company"). Mr. Zigerelli had been designated to serve on the Board by private funds associated with Prentice Capital Management, LP. ("Prentice") pursuant to a Voting Agreement among the Company, Prentice, private funds associated with Maverick Capital, Ltd. and affiliates of Soros Fund Management LLC ("Soros"). Prentice has the right under the Voting Agreement to designate a replacement for Mr. Zigerelli but has not yet done so.

                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 4, 2008

                                              BLUEFLY, INC.

                                              By: /s/ Kara B. Jenny
                                                  ------------------------------
                                                Name: Kara B. Jenny
                                                Title: Chief Financial Officer